UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 14, 2023

TACTILE SYSTEMS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37799	41-1801204
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3701 Wayzata Blvd, Suite 300, Minneapolis, MN 55416

(Address of principal executive offices) (Zip Code)

(612) 355-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	TCMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2023, Tactile Systems Technology, Inc. (the “Company,” “we,” “us” or “our”) announced that its Board of Directors has appointed Elaine M. Birkemeyer as the Company’s Chief Financial Officer, effective March 20, 2023, to succeed Brent Moen, who is retiring as our Chief Financial Officer as previously disclosed.

Ms. Birkemeyer, age 48, will join the Company from UnitedHealth Group Incorporated (“UnitedHealth”), where she has served as Chief Financial Officer, Optum Care Solutions since May 2021. Prior to that, she held various other roles with UnitedHealth, including Chief Financial Officer, Rally Health from March 2020 to May 2021, Senior Vice President, Optum Corporate Finance from February 2017 to March 2020, and Vice President, Optum Operations Finance from July 2014 to February 2017. Previously, Ms. Birkemeyer held various positions with Best Buy Co., Inc., including Senior Director, Strategy and Business Planning, Senior Finance Director and Senior Finance Manager. Ms. Birkemeyer has over 26 years of experience in finance, accounting, financial analysis, strategy and business planning. Ms. Birkemeyer holds an M.B.A. from Northwestern University 's Kellogg School of Management and a B.S. in Economics from the University of Pennsylvania's Wharton School.

There are no arrangements or understandings between Ms. Birkemeyer and any other persons pursuant to which she was appointed our Chief Financial Officer. There are no family relationships between Ms. Birkemeyer and any of our directors or executive officers, and Ms. Birkemeyer does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Birkemeyer accepted a written offer letter from us establishing her compensation as our Chief Financial Officer. Pursuant to the offer letter, Ms. Birkemeyer’s initial compensation will consist of the following:

•	An initial annualized base salary of $400,000 per year, which will be subject to review by the Compensation and Organization Committee of our Board of Directors after 2023 in accordance with its practices.

•	Ms. Birkemeyer will be eligible to receive an annual cash bonus under the Company’s bonus plan in a target amount equal to 55% of her base salary prorated for 2023.

•	Ms. Birkemeyer will receive equity awards under our 2016 Equity Incentive Plan, to be granted on the second business day following our release of earnings for the first fiscal quarter of 2023:

o	a sign-on equity award of $250,000, in the form of restricted stock units (“RSUs”) that will vest in thirds over the first three anniversaries of the date of grant; and

o	an equity award of $600,000, with 60% of such award issued in RSUs that will vest in thirds over the first three anniversaries of the date of grant, and 40% of such award issued in performance stock units that will be earned and vested over three years consistent with performance share units granted to the Company’s other executive officers in 2023.

•	Ms. Birkemeyer will be entitled to participate in all employee benefit plans and programs to the extent that she meets the eligibility requirements for each individual plan or program.

•	Ms. Birkemeyer will enter into our standard Confidentiality, Assignment of Intellectual Property and Restrictive Covenants Agreement (the “Restrictive Covenants Agreement”), and then become a participant in our Executive Employee Severance Plan (the “Executive Severance Plan”).

          The foregoing summary of the offer letter does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference. A summary of the Executive Severance Plan is included in our Proxy Statement for our 2020 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 19, 2020 under “Executive Compensation – Potential Payments Upon Termination or Change in Control – Severance Plan.” The Executive Severance Plan was filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q filed November 5, 2018 and is incorporated herein by reference as Exhibit 10.2. A summary of the Restrictive Covenants Agreement is included in our Proxy Statement for our 2020 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 19, 2020 under “Executive Compensation – Potential Payments Upon Termination or Change in Control – Severance and Restrictive Covenant Arrangements.” The form of Restrictive Covenants Agreement was filed as Exhibit 10.3 to our Quarterly Report on Form 10-Q filed November 5, 2018 and is incorporated herein by reference as Exhibit 10.3.

Item 7.01. Regulation FD Disclosure.

On March 14, 2023, the Company issued a press release related to the transition discussed in Item 5.02 above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter between Elaine M. Birkemeyer and Tactile Systems Technology, Inc. dated February 21, 2023

10.2	Tactile Systems Technology, Inc. Executive Employee Severance Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed November 5, 2018)

10.3	Form of Confidentiality, Assignment of Intellectual Property and Restrictive Covenants Agreement (incorporated herein by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed November 5, 2018)

99.1	Press Release dated March 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTILE SYSTEMS TECHNOLOGY, INC.

Date: March 14, 2023	By:	/s/ Brent A. Moen
Brent A. Moen
Chief Financial Officer